Exhibit 10.2

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of August 2, 2019 among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other parties identified as “Obligors” on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrower, individually an “Obligor”, and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the holders of the Secured Obligations. For the avoidance of doubt, no Excluded Subsidiary shall be an Obligor.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, restated, supplemented, extended, renewed or replaced from time to time, the “Credit Agreement”) among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

(a)    Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

(b)    The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Securities Intermediary, Security Entitlement, Security, Software, Supporting Obligation and Tangible Chattel Paper.

(c)    In addition, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming any Obligor as licensor or licensee, granting any right under any Copyright.

“Copyrights” means (i) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations thereof, and all applications in connection therewith, including, without limitation, registrations and applications in the United States Copyright Office or in any similar office or agency of the United States or any state thereof and (ii) all renewals thereof.

“Excluded Account” means, collectively, (i) accounts used exclusively for payroll, the withheld employee portion of payroll taxes and other employee wage and benefit payments and (ii) merchant accounts (including but not limited to, accounts in respect of Square, Paypal and Stripe).

“Excluded Property” has the meaning provided in Section 2 hereof.

“Patent License” means any written agreement providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (i) all letters patent of the United States and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Pledged Equity” means, with respect to each Obligor, (i) one hundred percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary and (ii) sixty‑five percent (65%) of the total outstanding voting Equity Interests (and one hundred percent (100%) of the non-voting Equity Interests) of any such new First Tier Foreign Subsidiary (provided, that no more than sixty-five percent (65%) of the total outstanding voting Equity Interests of any such First Tier Foreign Subsidiary shall be required to be pledged, taking into account all other direct and indirect pledges by the Obligors), in each case, that is directly owned by such Obligor, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1 hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1)    all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2)    in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.

“Trademark License” means any written agreement providing for the grant by or to an Obligor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations thereof, and all applications in connection therewith, in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.    Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all Chattel Paper; (c) those certain Commercial Tort Claims set forth on Schedule 2 hereto; (d) all Copyrights; (e) all Copyright Licenses; (f) all Deposit Accounts; (g) all Documents; (h) all Equipment; (i) all Fixtures; (j) all General Intangibles; (k) all Instruments; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights; (o) all Money; (p) all Patents; (q) all Patent Licenses; (r) all Payment Intangibles; (s) all Pledged Equity; (t) all Software; (u) all Supporting Obligations; (v) all Trademarks; (w) all Trademark Licenses; and (x) all Accessions to and all Proceeds of any and all of the foregoing.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that an Obligor may from time to time hereafter deliver additional Equity Interests to the Administrative Agent as collateral security for the Secured Obligations. Upon delivery to the Administrative Agent, such additional Equity Interests shall be deemed to be part of the Pledged Equity of such Obligor and shall be subject to the terms of this Agreement whether or not Schedule 1 hereto is amended to refer to such additional Equity Interests.

Notwithstanding anything to the contrary contained herein, the security interest and the right to set off granted under this Agreement shall not extend to, and the definition of “Collateral” shall not include, any of the following (collectively, the “Excluded Property”): (1) any General Intangible, permit, lease, license, contract or other instrument of any Obligor if the grant of a security interest in such General Intangible, permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under Applicable Law, (x) is prohibited or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the grant by such Obligor of such security interest, (y) would result in the termination thereof or (z) would give any of the other parties thereto the right to terminate, accelerate or otherwise alter such Obligor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (i) any such limitation described above on the security interest granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to Part 4 of Article 9 of the UCC or any other Applicable Law (including any Debtor Relief Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any Applicable Law, General Intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and such General Intangible, permit, lease, license, contract or other Instrument shall be included as Collateral hereunder, (2) any Property owned by any Obligor that is subject to a purchase money Lien or a Capital Lease Obligation, in each case, permitted under the Credit Agreement but only so long as the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease Obligation) prohibits or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such Property and only to the extent such prohibition or requirement is not rendered unenforceable or otherwise deemed ineffective by the UCC or any other Applicable Law, (3) any right or interest in executive liability insurance, including, without limitation, directors and officers insurance, employee liability insurance, and any proceeds relating thereto, (4) any “intent to use” Trademark applications for which a statement of use has not been filed and accepted (but only until such statement of use is filed and accepted) (but only if the grant of a security interest in such “intent to use” Trademark applications could result in the voiding, unenforceability, cancellation or invalidity of such Trademark applications pursuant to 15 U.S.C. § 1060), (5) any and all Trademarks and other Intellectual Property bearing the name “Meyer” or a variant thereof, (6) any Excluded Account and (7) more than 65% of the outstanding voting Equity Interests of any First Tier Foreign Subsidiary. Notwithstanding the foregoing, “Excluded Property” shall not include proceeds, substitutions or replacements of any Excluded Property unless such proceeds, substitutions or replacements would independently constitute Excluded Property.

The Obligors and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3.    Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, that:

(a)    Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(b)    Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Obligor and, to the extent such security interest can be perfected by filing under the UCC, when properly perfected by filing shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), free and clear of all Liens except for Permitted Liens. The taking possession by Administrative Agent of the certificated securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Security Entitlement or held in a Securities Account not maintained with the Administrative Agent, upon execution and delivery by the applicable Obligor, the Administrative Agent and the applicable bank with which the Deposit Account is maintained or the applicable Securities Intermediary with respect to which a Security Entitlement or Securities Account is maintained of an agreement granting control (within the meaning of such term under Section 9-104 or Section 9-106, as applicable, under the applicable Uniform Commercial Code) to the Administrative Agent over such Collateral, the Administrative Agent shall have a valid and perfected, first priority security interest in such Collateral.

(c)    Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Farm Products, Manufactured Homes or standing timber.

(d)    Accounts. No Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent required pursuant to Section 4(a)(i) of this Agreement, has been endorsed over and delivered to the Administrative Agent.

(e)    Pledged Equity.

(i)    Obligor’s Authority. No authorization, approval or action by, and no notice or filing with, any Governmental Authority or with the issuer of any Pledged Equity or any other Person is required either (A) for the pledge made by an Obligor or for the granting of the security interest by an Obligor pursuant to this Agreement (except as have been already obtained) or (B) for the exercise by the Administrative Agent or the holders of the Secured Obligations of their rights and remedies hereunder (except (I) as may be required by the UCC or laws affecting the offering and sale of securities or (II) customary transfer requirements).

(ii)    Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Pledged Equity. The taking of possession by the Administrative Agent of the certificates (if any) representing the Pledged Equity and all other certificates and instruments constituting Pledged Equity will perfect and establish the first priority of the Administrative Agent’s security interest in the Pledged Equity represented by certificated securities and, when properly perfected by filing, registration or control, in all other Pledged Equity and instruments securing the Secured Obligations. Except as set forth in this Section 3(e)(ii), no action is necessary to perfect such Pledged Equity.

(iii)    Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder with respect to the Pledged Equity, in accordance with the terms hereof, in a commercially reasonable manner and in compliance with any requirements under the UCC or laws affecting the offering and sale of securities, will not violate any law or governmental regulation (as in effect on the Closing Date) or any material contractual restriction binding on or affecting an Obligor or any of its property.

(f)    No Other Equity Interests, Instruments, Etc. As of the Closing Date, (i) no Obligor owns any Equity Interests in any Subsidiary except as set forth on Schedule 1 hereto (which Schedule includes a designation of whether any such Equity Interest is certificated) and (ii) no Obligor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a)(i) of this Agreement other than as set forth on Schedule 3 hereto. All such certificated Equity Interests, Instruments, Documents and Tangible Chattel Paper have been delivered to the Administrative Agent, except any Instruments, Documents or Tangible Chattel Paper having a value of less than $100,000.

(g)    Partnership and Limited Liability Company Interests. None of the Pledged Equity (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

(h)    Consents; Etc. There are no restrictions in any organizational document governing any Pledged Equity or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement. Except for (v) the filing or recording of UCC financing statements, (w) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (x) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (y) such actions as may be required by laws affecting the offering and sale of securities and (z) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor or (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, by the granting of control (to the extent required under Section 4(a) hereof) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office).

(i)    Commercial Tort Claims; Letter-of-Credit Rights. As of the Closing Date, no Obligor has any (A) Commercial Tort Claims seeking damages in excess of $100,000 or (B) Letter-of-Credit Rights in or of an amount greater than $100,000, in each case other than as set forth on Schedule 2 attached hereto.

(j)    Copyrights, Patents and Trademarks.

(i)    Each Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License owned by each Obligor is set forth on Schedule 5 hereto.

(ii)    To the knowledge of each Obligor, each registered Copyright, Patent and registered Trademark or Trademark application owned by such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned other than as permitted pursuant to the Credit Agreement.

(iii)    No holding, decision or judgment has been rendered by any Governmental Authority (other than, in the case of applications, office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of Copyrights and Trademarks) that would limit, cancel or question the validity of any Copyright, Patent or Trademark owned by any Obligor, except as could not reasonably be expected to have a Material Adverse Effect.

(iv)    No action or proceeding is pending (other than, in the case of applications, office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of Copyrights and Trademarks) seeking to limit, cancel or question the validity of any registration or application for registration of any Copyright or Trademark owned by any Obligor or any issued Patent or Patent application owned by any Obligor that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(v)    To the knowledge of each Obligor, all applications pertaining to the Copyrights, Patents and Trademarks owned by each Obligor have been properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been properly issued.

4.    Covenants. Each Obligor covenants that until such time as the Secured Obligations arising under the Loan Documents (other than contingent indemnification and expense reimbursement obligations not then due or asserted) have been paid in full and the Commitments have expired or been terminated, such Obligor shall:

(a)    Instruments/Chattel Paper/Pledged Equity/Control.

(i)     Instruments; Tangible Chattel Paper; Documents. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if reasonably requested by the Administrative Agent to perfect its security interest in any such Collateral, any such Instrument, Tangible Chattel Paper or Document with an individual value equal to or greater than $100,000 is delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper with an individual value equal to or greater than $100,000 is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(ii)    Delivery of Certificates. Deliver to the Administrative Agent promptly upon the receipt thereof by or on behalf of an Obligor, all certificates and instruments constituting Pledged Equity. Prior to delivery to the Administrative Agent, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii) hereto.

(iii)    Control. Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (A) Deposit Accounts (other than Deposit Accounts that are solely payroll accounts, benefit accounts, withholding tax accounts or fiduciary accounts) and (B) Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper, in each case, with an individual value equal to or greater than $100,000.

(b)    Filing of Financing Statements, Notices, etc. Each Obligor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Administrative Agent may reasonably request, and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent of its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Patents registered in the United States, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(i) hereto, (C) with regard to Trademarks registered in the United States, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(ii) hereto and (D) with regard to Copyrights registered in the United States, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(iii), (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative

Agent of its rights and interests hereunder, subject in each case to the threshold amounts and other limitations set forth herein.

(c)    Other Liens. Defend the Collateral against Liens therein other than Permitted Liens.

(d)    Collateral Held by Warehouseman, Bailee, etc. In the case of any Collateral with an aggregate value equal to or greater than $100,000 that at any time is in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and the Administrative Agent so reasonably requests (i) notify the Administrative Agent of such possession or control, (ii) notify such Person in writing of the Administrative Agent’s security interest therein, and (iii) at the reasonable request of the Administrative Agent, (x) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (y) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(e)    Commercial Tort Claims. (i) Promptly forward to the Administrative Agent an updated Schedule 2 hereto listing any and all Commercial Tort Claims seeking damages in excess of $500,000 by or in favor of such Obligor and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Administrative Agent, or as may be required by Applicable Law (upon the reasonable request by the Administrative Agent) to create, preserve, perfect and maintain the Administrative Agent’s security interest in such Commercial Tort Claims.

(f)    Books and Records. Upon the reasonable request of the Administrative Agent, mark its books and records (and cause the issuer of the Pledged Equity held by such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

(g)    Issuance or Acquisition of Interests in Partnerships and Limited Liability Companies. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

(h)    Intellectual Property.

(i)    (A) Not knowingly do any act or knowingly omit to do any act whereby any material registered Copyright owned by any Obligor may become invalidated, and not knowingly do any act, or knowingly omit to do any act, whereby any material registered Copyright owned by any Obligor may become injected into the public domain (other than by the expiration of such Copyright at the end of its statutory term); (B) notify the Administrative Agent promptly (but in any event within 30 days) if it knows that any material registered Copyright owned by any Obligor has been injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any final decision in, any court or tribunal in the United States or any other country) affecting an Obligor’s ownership of any such material registered Copyright or its validity; (C) take reasonable steps as such Obligor shall deem appropriate in its good faith judgment under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by such Obligor and to maintain each registration of each material Copyright owned by such Obligor including, without limitation, filing of applications for renewal where necessary; and (D) take such actions as such Obligor shall deem appropriate in its good faith judgment under the circumstances to protect such material registered Copyright, including, if such Obligor deems appropriate, the bringing of suit for infringement, seeking injunctive relief or seeking to recover any and all damages for such infringement. Notwithstanding the foregoing, nothing herein shall require any Obligor to maintain any application or registration for any Copyright if such

Obligor deems in its good faith judgment that such abandonment or lapse of such application or registration for such Copyright would not reasonably be expected to have a Material Adverse Effect.

(ii)    Not make any assignment or agreement granting a right in any material registered Copyrights owned by any Obligor and in conflict with the security interest in the Copyrights owned by such Obligor hereunder (except non-exclusive licenses in Copyrights and all other assignments, licenses or agreements as permitted by the Credit Agreement).

(iii)    (A) Continue to use (and use good faith efforts to cause any franchisee, licensee or sublicensee thereof to use) each material registered Trademark owned by such Obligor on each trademark class of goods for which it is registered to the extent necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain (and use good faith efforts to cause any franchisee, licensee or sublicensee to maintain) as in the past the quality of products and services offered under such Trademark, (C) employ (and use good faith efforts to cause any franchisee, licensee or sublicensee to employ) such Trademark with the appropriate notice of registration to the extent necessary to protect such Trademark, if applicable, and (D) not knowingly (and use good faith efforts to not permit any franchisee, licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated. Notwithstanding the foregoing, nothing herein shall require any Obligor to maintain any application or registration for any Trademark if such Obligor deems in its good faith judgment that such abandonment or lapse of such application or registration for such Trademark could not reasonably be expected to have a Material Adverse Effect.

(iv)    Not knowingly do any act, or knowingly omit to do any act, whereby any material issued Patent owned by any Obligor may become abandoned or dedicated to the public. Notwithstanding the foregoing, nothing herein shall require any Obligor to maintain any Patent application or issued Patent if such Obligor deems in its good faith judgment that such abandonment or lapse of such application or issued Patent could not reasonably be expected to have a Material Adverse Effect.

(v)    Notify the Administrative Agent promptly (but in any event within 30 days) if it knows that any application or registration relating to any material issued Patent or material registered Trademark owned by any Obligor may become abandoned or dedicated, or of any materially adverse final determination against such Obligor (including, without limitation, the institution of, or any such final determination in, any proceeding in the United States Patent and Trademark Office (other than, in the case of applications, office actions issued in the ordinary course of prosecution of any pending application) or any court or tribunal in any country) regarding such Obligor’s ownership of such Patent or Trademark or its right to keep and maintain the same.

(vi)    Whenever an Obligor, either by itself or through an agent, employee or designee, shall file an application for the registration of any Patent, Copyright or Trademark owned by such Obligor (other than Excluded Property) with the United States Patent and Trademark Office or the United States Copyright Office, such Obligor shall report such filing and shall execute and deliver to the Administrative Agent within thirty (30) days of the Fiscal Quarter in which such filing was made) the Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(i), the Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(ii) or the Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 4(b)(iii), as applicable, and any other agreements, instruments, documents and papers as the Administrative Agent may reasonably request with respect thereto.

(vii)    Take such steps as each Obligor deems necessary in its good faith judgment, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent and Trademark owned by such Obligor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(viii)    Upon any Obligor learning that any material issued Patent or registered Trademark owned by such Obligor and included in the Collateral is infringed, misappropriated or diluted by a third party, such Obligor shall take such actions as it reasonably deems appropriate under the circumstances in response thereto, including, if such Obligor deems it appropriate, to sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(ix)    Except in the ordinary course of business, not make any assignment or agreement granting a right in any Patents, registered Trademarks or Trademark applications owned by such Obligor and in conflict with the security interest in such Patents, Trademarks or Trademark applications hereunder.

Notwithstanding anything to the contrary herein or in any other Loan Document, no Obligor shall be responsible for legal and filing costs, fees, expenses and other amounts in or with respect to any jurisdiction outside the United States in order to create or perfect any security interests in or Liens on any Intellectual Property Collateral if the burden, cost or consequence of creating or perfecting such security interests or such Liens is excessive in relation to the benefits to be obtained by the Secured Parties under the Loan Documents, as mutually agreed by the Borrower and the Administrative Agent.

(i)    Insurance. Insure, repair and replace the Collateral of such Obligor as required pursuant to the Credit Agreement. All insurance proceeds (other than proceeds with respect to Excluded Property, including, without limitation, proceeds of executive liability insurance and directors and officers insurance) shall be subject to the security interest of the Administrative Agent hereunder.

(j)    Deposit Accounts and Securities Accounts. Set forth on Schedule 4 hereto is a list identifying each Deposit Account of an Obligor and each Securities Account of an Obligor (including, in each case, the institution where such account is maintained, the account number and the purpose of such account) as of the Closing Date.

5.    Authorization to File Financing Statements. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning), without notice thereof to any Obligor at any such time.

6.    Advances. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor and shall constitute additional Secured Obligations. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. In accordance with the terms of this Section 6, the Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.    Remedies.

(a)    General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the other Loan Documents, in any other documents relating to the Secured Obligations, or by Applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter without breach of the peace on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Applicable Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Administrative Agent’s compliance with Applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (x) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (y) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by Applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by Applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of Applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Applicable Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)    Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon reasonable request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Administrative Agent nor the holders of the Secured Obligations shall have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, upon the occurrence of an Event of Default and during the continuation thereof, (x) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (y) upon the Administrative Agent’s reasonable request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (z) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

(c)    Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to enter without breach of the peace and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)    Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Applicable Law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by Applicable Law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the holders of the Secured Obligations may have.

(e)    Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of Applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f)    Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the holders of the Secured Obligations are legally entitled, the Obligors shall be jointly and severally liable for the deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.    Rights of the Administrative Agent.

(a)    Power of Attorney. Each Obligor hereby designates and appoints the Administrative Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)    to demand, collect, settle, compromise, adjust, give discharges and releases with respect to any Collateral, all as the Administrative Agent may reasonably determine;

(ii)    to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)    to defend, settle or compromise any action brought with respect to any Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv)    to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

(v)    to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi)    to adjust and settle claims under any insurance policy relating to any Collateral (other than any insurance policy that constitutes Excluded Property);

(vii)    to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii)    to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(ix)    to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x)    to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate;

(xi)    to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Administrative Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7 hereof;

(xii)    to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xiii)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(xiv)    to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xv)    to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents (other than contingent indemnification and expense reimbursement obligations not then due or asserted) have been paid in full and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)    Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

(c)    The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d)    Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)    Voting and Payment Rights in Respect of the Pledged Equity.

(i)    So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all distributions and dividends (other than stock dividends and other non-cash distributions and dividends constituting Collateral that are required to be delivered to the Administrative Agent pursuant hereto), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement; and

(ii)    Upon the occurrence and during the continuance of an Event of Default, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the distributions, dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Collateral such distributions, dividends, principal and interest payments, and (C) all distributions, dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.

(f)    Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the reasonable request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby and the security interests granted herein or by or in any other Loan Document on such Collateral (which documents may require a certification from the Borrower that the sale, transfer or other disposal of such Collateral is permitted by the Credit Agreement and an indemnification from the Borrower for any losses, claims or other damages resulting from the inaccuracy thereof). The Administrative Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

9.    Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 9.2 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any holder of the Secured Obligations in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.4 of the Credit Agreement.

10.    Continuing Agreement.

(a)    This Agreement shall remain in full force and effect until such time as the Secured Obligations arising under the Loan Documents (other than contingent indemnification and expense reimbursement obligations not then due or asserted) have been paid in full and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and the Administrative Agent shall, upon the reasonable request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder, deliver to the Grantors all physical collateral held by the Administrative Agent and shall execute and deliver all UCC termination statements and/or other documents and take such actions as reasonably requested by the Obligors evidencing such termination or to effect the foregoing.

(b)    This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including without limitation any reasonable legal fees and disbursements, subject to applicable limitations set forth in Section 11.3 of the Credit Agreement) incurred by the Administrative Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.    Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.2 of the Credit Agreement; provided that any update or revision to Schedule 2 hereto delivered by any Obligor shall not constitute an amendment for purposes of this Section 11 or in Section 11.2 of the Credit Agreement.

12.    Successors in Interest. This Agreement shall be binding upon each Obligor and its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and permitted assigns.

13.    Notices. All notices required or permitted to be given under this Agreement shall be given in conformance with Section 11.1 of the Credit Agreement.

14.    Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of this Agreement by facsimile or other electronic means shall be effective as an original.

15.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

16.    Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 11.5 and 11.6 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.    Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.    Entirety. This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19.    Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent (the “Joinder Agreement”). Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

20.    Joint and Several Obligations of Obligors.

(a)    Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b)    Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c)    Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

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Each of the parties hereto has caused a counterpart of this Security and Pledge Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:                    SSE HOLDINGS, LLC,
a Delaware limited liability company
By:
Name:
Title:

CUSTARD’S FIRST STAND, LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company

By:

Name: Tara Comonte
Title: CFO
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK FULTON STREET BROOKLYN LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company

By:
Name: Tara Comonte

Title: CFO
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK HARVARD SQUARE BOSTON LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK UNION STATION WASHINGTON D.C. LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TYSONS CORNER FAIRFAX COUNTY LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK LAS VEGAS PARK LLC,

a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK PRATT STREET BALTIMORE LLC,

a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK PENTAGON CENTER ARLINGTON LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company

By:

Name: Tara Comonte
Title: CFO
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company

By:
Name: Tara Comonte

Title: CFO

SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company

By:
Name: Tara Comonte

Title: CFO
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TEXAS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK MARYLAND MANAGEMENT COMPANY LLC, a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK POTOMAC MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK OHIO LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC, a New York limited liability company

By:
Name: Tara Comonte
Title: CFO
SSE HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SSE IP, LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC, a Texas limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC, a Texas limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK MOBILE LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK UTAH LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO

SHAKE SHACK KANSAS LLC,
a Delaware limited liability company

By:
Name: Tara Comonte
Title: CFO
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company

By:
Name: Tara Comonte
Title: CFO

Accepted and agreed to as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:_________________________________
Name:
Title:

SCHEDULE 1
PLEDGED EQUITY

Name of Obligor	Name of Issuer of Equity Interests	Amount of Equity Interests	Certificate Number

SCHEDULE 2

COMMERCIAL TORT CLAIMS;
LETTER OF CREDIT RIGHTS

SCHEDULE 3
INSTRUMENTS, DOCUMENTS OR TANGIBLE CHATTLE PAPER

SCHEDULE 4

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

SCHEDULE 5

INTELLECTUAL PROPERTY

EXHIBIT 4(a)(ii)

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following [capital stock][membership interests] of _____________________, a ____________ [corporation][limited liability company]:

No. of Shares                Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such [capital stock][membership interests] and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

Date:

_____________________________

By:__________________________
Name:
Title:

EXHIBIT 4(b)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of August 2, 2019 (as the same may be amended, modified, restated or supplemented from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each an “Obligor” and collectively, the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications owned by such Obligor and set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

__________________________________
[Obligor]

By:_____________________________
Name:
Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:__________________________________
Name:
Title:

EXHIBIT 4(b)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of August 2, 2019 (as the same may be amended, modified, restated or supplemented from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each an “Obligor” and collectively, the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the Trademarks and Trademark applications owned by such Obligor and set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the Trademarks and Trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any Trademark or Trademark application. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
Very truly yours,

__________________________________
[Obligor]

By:_____________________________
Name:
Title:
Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:______________________________
Name:
Title:

EXHIBIT 4(b)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of August 2, 2019 (as the same may be amended, modified, restated or supplemented from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each an “Obligor” and collectively, the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications owned by such Obligor and set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

__________________________________
[Obligor]

By:_____________________________
Name:
Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:_____________________________
Name:
Title: